UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 18, 2024

 CHEWY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 West Sunrise Boulevard, Plantation, Florida	33322
(Address of Principal Executive Offices)	(Zip Code)
(786) 320-7111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	CHWY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously announced on October 30, 2023, Chewy, Inc. (“Chewy” or the “Company”) entered into certain transactions (the “Transactions”) with affiliates of BC Partners Advisors LP pursuant to an Agreement and Plan of Merger. The Transactions resulted in, among other things, Chewy Pharmacy KY, LLC (“Chewy Pharmacy KY”) becoming an indirect wholly-owned subsidiary of the Company.

The Company is filing this Current Report on Form 8-K (this “Form 8-K”), including Exhibit 99.1, which is incorporated herein by reference, solely to recast certain financial information to reflect the operations of Chewy Pharmacy KY as part of its consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2022 originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2022 (the “2021 Form 10-K”), the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2023 originally filed with the SEC on March 22, 2023 (the “2022 Form 10-K”) and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended April 30, 2023, July 30, 2023 and October 29, 2023 originally filed with the SEC on May 31, 2023, August 30, 2023 and December 6, 2023, respectively (collectively, the “2023 Form 10-Qs” and together with the 2021 Form 10-K and 2022 Form 10-K, the “Previous Reports”). The Company has also included in Exhibit 99.1 certain recasted non-GAAP financial measures which reflect the operations of Chewy Pharmacy KY. See “Non-GAAP Financial Measures” in Exhibit 99.1 to this Form 8-K for additional information.

The recasted financial information contained in Exhibit 99.1 to this Form 8-K does not represent a restatement of previously issued financial statements. This Form 8-K does not reflect other events occurring after the filing dates of the Previous Reports, except as otherwise reflected in Exhibit 99.1. This Form 8-K should be read in conjunction with the Previous Reports and the other SEC filings made by the Company.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Recasted historical unaudited condensed consolidated financial information of the Company reflecting Chewy Pharmacy KY’s operations.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

Date:	January 18, 2024	By:	/s/ Stacy Bowman
Stacy Bowman
Interim Chief Financial Officer and Chief Accounting Officer